Cash and Cash Equivalents and Liquidity	12 Months Ended
Jul. 31, 2013
Cash and Cash Equivalents and Liquidity
Cash and Cash Equivalents and Liquidity

Note 3—Cash and Cash Equivalents and Liquidity

The Company considers all liquid investments with maturities of ninety days or less when purchased to be cash equivalents.  As of July 31, 2013 and July 31, 2012, cash and cash equivalents were comprised of cash in checking accounts.

The Company’s activities to date have been supported by equity and debt financing.  It has sustained losses in previous reporting periods with an inception to date loss of $13,350,915 as of July 31, 2013.

As of July 31, 2013, the Company had cash and cash equivalents of approximately $4.9 million.  On September 18, 2013, the Company completed a registered public offering and issued an aggregate of 47,792,000 shares of the Company’s common stock and warrants to purchase an aggregate of 23,896,000 shares of the Company’s common stock, for net proceeds to the Company, after deducting for fees and expenses, of approximately $11.1 million (the “September 2013 Public Offering”) (see Note 13)  As a result of the September 2013 Public Offering, the Company believes its cash resources are sufficient to meet its anticipated needs during the next twelve months. Even after giving effect to the proceeds received from that public offering, the Company will require additional financing to fund its planned operations, including research and development and clinical trials and commercialization of the intellectual property acquired from Inovio pursuant to the Asset Purchase Agreement (see Note 5). In addition, the Company will require additional financing in order to seek to license or acquire new assets, research and develop any potential patents and the related compounds, and obtain any further intellectual property that the Company may seek to acquire. Additional financing may not be available to the Company when needed or, if available, it may not be obtained on commercially reasonable terms. If the Company is not able to obtain the necessary additional financing on a timely basis, the Company will be forced to delay or scale down some or all of its development activities or perhaps even cease the operation of its business.  Historically, the Company has funded its operations primarily through equity financings and it expects that it will continue to fund its operations through equity and debt financing.  If the Company raises additional financing by issuing equity securities, its existing stockholders’ ownership will be diluted.  Obtaining commercial loans, assuming those loans would be available, will increase the Company’s liabilities and future cash commitments.  The Company also expects to pursue non-dilutive financing sources.  However, obtaining such financing would require significant efforts by the Company’s management team, and such financing may not be available, and if available, could take a long period of time to obtain.